SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20579

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) - July 2, 1996

                          REUNITED HOLDINGS, INC.
          (Exact name of registrant as specified in this charter)

      Rhode Island          0-15238              05-0301429
      (State or other       (Commission          (IRS Employer
      jurisdiction of       File Number)         Identification No.)
      incorporation or
      organization)

        Two Executive Drive, Fort Lee, NJ         07024
     (Address of principal executive offices)    (Zip Code)

     Registrant's telephone number, including area code: (201) 585-2100

     Victoria Creations, Inc., 30 Jefferson Park Rd., Warwick, RI 02888
        (Former Name or Former Address, if Changed Since Last Report)


          Item 2.   Acquisition or Disposition of Assets.

                    Effective as of July 2, 1996, the Company sold substantially all of its assets and certain of its lia-bilities to Victoria Acquisition Group, Inc., a Rhode
          Island corporation (the "Purchaser"), pursuant to an Amended and Restated Asset Purchase Agreement dated as of
          May 31, 1996 (the "Asset Purchase Agreement").  The
          Company is a 79.8% owned subsidiary of United Merchants and Manufacturers, Inc., a Delaware corporation ("UM&M").
          The Company and UM&M have been operating under the pro-tection of the United States Bankruptcy Court for the Southern District of New York (the "Court") since filing a voluntary petition for Chapter 11 relief (Jointly
          Administered Chapter 11 Case No. 96 B 40941 (AJG)) on
          February 22, 1996 (the "Filing Date"). The terms and conditions of the Asset Purchase Agreement were approved in all respects by an Order of the Court entered June 24, 1996.

                    In accordance with the terms of the Asset
          Purchase Agreement, the Company sold, free and clear of all liens, claims, interests, encumbrances, obligations and liabilities (other than those assumed by the Purchas-er, the "Assumed Liabilities") substantially all of the assets used in its business, including, inter alia, all of the Company's trademarks, licenses and license agree-ments, accounts receivable, inventory, machinery and equipment, customer lists, and goodwill, but excluding the assets used in the operation of the Company's design services business, cash on hand and certain other rights enumerated in the Asset Purchase Agreement, for a pur-chase price of approximately $24,517,460 (the "Purchase Price"), subject to certain adjustments as described in the Asset Purchase Agreement. The Purchase Price con-sisted of (i) $4,966,724 in cash, (ii) assumption by the Purchaser of the entire debt up to and including the Filing Date (including all principal and interest and any penalties thereon) owed by the Company to Foothill Capi-tal Corp. (the "Foothill Debt"), and (iii) assumption by the Purchaser of the Assumed Liabilities. The Purchase Price was the result of arm's length negotiations between the Company and the Purchaser and was determined to be "fair and reasonable" by the Court.

                    As part of the transaction, the Purchaser obtained the release of the Company and UM&M from certain obligations respecting the Foothill Debt, including UM&M's guaranty of the Foothill Debt. In addition, the name "Victoria Creations, Inc." was included in the assets sold and, accordingly, the Company has filed Articles of Amendment to the Articles of Incorporation with the Secretary of State of the State of Rhode Island in order to change its name to "Reunited Holdings, Inc."

                    Robert Andreoli, a principal of the Purchaser, is the original owner and founder of the Company. Mr. Andreoli sold the business to Jonathan Logan in 1984 which in turn was acquired by UM&M later that year. Mr. Andreoli's son, Richard Andreoli, has served as an execu-tive of the Company since 1982.

                    The Asset Purchase Agreement and the Order
          Under 11 U.S.C. ss.ss. 105(a), 363(b), (f), (m), and 365, and
          Fed. R. Bankr. P. 2002, 6004, and 6006 (i) Approving
          Asset Purchase Agreement with Victoria Acquisition Group, Inc., (ii) Authorizing Sale of Substantially All Assets of Victoria Creations, Inc., (iii) Authorizing Assumption and Assignment of Executory Contracts and Leases, and
          (iv) Granting Related Relief entered by the Court on June
          24, 1996 are annexed hereto as Exhibit 2.1 and Exhibit
          2.2, respectively, and incorporated herein by reference.
          On July 3, 1996, the Company issued a press release describing the sale of the assets, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

          Item 3.   Bankruptcy or Receivership.

                    On February 22, 1996, the Company and UM&M, each filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101-1330, as amended (the "Bankruptcy Code"). On Febru-ary 22, 1996, the Company issued a press release announc-ing that it filed a petition for relief under Chapter 11. The February 22, 1996 press release is annexed hereto as
          Exhibit 99.2 and is incorporated herein by reference.

                    The Company's bankruptcy case was assigned to the Honorable Arthur J. Gonzalez and designated as Case No. 96 B 40940. UM&M's bankruptcy case was assigned to the Honorable Arthur J. Gonzalez and designated as Case No. 96 B 40941. The cases are jointly administered and consolidated for procedural purposes only pursuant to an order entered on February 22, 1996. The Company contin-ues to operate its business and manage its property as a debtor-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code.

          Item 7.  Pro Forma Financial Statements and Exhibits.

          (b)  Pro Forma Financial Information.

                    The required pro forma financial information is attached hereto on pages F-1 through F-5.


          (c)  Exhibits.

          2.1 Amended and Restated Asset Purchase Agreement dated as of May 31, 1996 among Victoria Acqui-sition Group, Inc. and Victoria Creations, Inc.

          2.2       Order Under 11 U.S.C. ss.ss. 105(a), 363(b), (f),
                    (m), and 365, and Fed. R. Bankr. P. 2002, 6004,
                    and 6006 (i) Approving Asset Purchase Agreement with Victoria Acquisition Group, Inc., (ii) Authorizing Sale of Substantially All Assets of Victoria Creations, Inc., (iii) Authorizing Assumption and Assignment of Executory Con-tracts and Leases, and (iv) Granting Related Relief entered by the Court on June 24, 1996.

          99.1 Press release dated July 3, 1996 describing the sale of the assets.

          99.2 Press release dated February 22, 1996, announc-ing that the Company filed a petition for re-lief under Chapter 11.


                                  Signature

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  July 17, 1996         Reunited Holdings, Inc.

                                        By /s/Norman R. Forson
                                          Name:  Norman R. Forson
                                          Title: Senior Vice President



          (b)  Pro Forma Financial Information                     Page

          Pro Forma Financial Information - Condensed Balance
          Sheet as of March 31, 1996

          Pro Forma Financial Information - Condensed Statement of Operations for the year ended June 30, 1995 and the nine months ended March 31, 1996



          EXHIBIT INDEX

          Exhibit                                                     Page

          2.1 Amended and Restated Asset Purchase Agreement dated as of May 31, 1996 among Victoria Acqui-sition Group, Inc. and Victoria Creations, Inc.

          2.2       Order Under 11 U.S.C. ss.ss. 105(a), 363(b), (f),
                    (m), and 365, and Fed. R. Bankr. P. 2002, 6004,
                    and 6006 (i) Approving Asset Purchase Agreement with Victoria Acquisition Group, Inc., (ii) Authorizing Sale of Substantially All Assets of Victoria Creations, Inc., (iii) Authorizing Assumption and Assignment of Executory Con-tracts and Leases, and (iv) Granting Related Relief entered by the Court on June 24, 1996.

          99.1 Press release dated July 3, 1996 describing the sale of the assets.

          99.2 Press release dated February 22, 1996, announc-ing that the Company filed a petition for re-lief under Chapter 11.








     REUNITED HOLDINGS, INC. (formerly Victoria Creations,
     Inc.), D.I.P.

     PRO FORMA FINANCIAL STATEMENTS:

     The following pro forma financial statements reflect the sale on July 1, 1996 by the Company of most of its operating assets for proceeds of $5.0 million in cash and the assumption by the purchaser of $19.55 mil-lion of the Company's liability to its senior secured lender. The Company simultaneously used a portion of the cash proceeds to payoff the balance owed to the senior secured lender.

     The sale of these operating assets resulted in a non-cash loss of approximately $25 million which will be included in the Company's financial statements for the quarter and year ended June 30, 1996.


     REUNITED HOLDINGS, INC. (formerly Victoria Creations,
     Inc.), D.I.P.

     Pro Forma Balance Sheet

     The following pro forma condensed balance sheet reflects the sale on July 1, 1996 by the Company of most of its operating assets as if the sale had occurred on March 31, 1996.

                                                 (000 omitted)
                                 ----------------------------------------
                                                 PRO FORMA
                                                ADJUSTMENTS
                                           --------------------
                                      AS      ASSETS            PRO FORMA
         MARCH 31, 1996            REPORTED    SOLD   PROCEEDS   ADJUSTED
                                  --------- --------- --------- ---------
                    ASSETS
         Current Assets:
          Cash.......................  $759             $5,000     $5,567
                                                          (192)
          Receivables, net .......... 8,704   ($8,704)                  0
          Inventories................17,392   (17,392)                  0
          Other current assets....... 1,335    (1,335)                  0
                                  --------- --------- --------- ---------
              Total Current Assets  $28,190  ($27,431)  $4,808     $5,567

         Plant and Equipment.........$5,306   ($5,306)                 $0
          Less depreciation..........(4,190)    4,190                   0
                                  --------- --------- --------- ---------
           Net Plant and Equipment   $1,116   ($1,116)      $0         $0

         Other Assets:
          Goodwill..................$20,168  ($20,168)                  0
          Other......................   780      (780)                  0
                                  --------- --------- --------- ---------
                Total Other Assets  $20,948  ($20,948)       $0        $0
                                  --------- --------- --------- ---------
                      Total Assets  $50,254  ($49,495)   $4,808    $5,567
                                   ========= ========= ========= =========

         LIABILITIES AND STOCKHOLDERS' EQUITY
         Current Liabilities:
          Accounts payable...........  $424                          $424
          Accrued expenses........... 1,425                         1,425
                                  --------- --------- --------- ---------
           Total Current Liablilties $1,849        $0        $0    $1,849

         Liabilities subject to compromise:
          Accounts payable...........$4,487                        $4,487
          Due to Parent Company......14,966                        14,966
                                  --------- --------- --------- ---------
          Total Liabilities Subject
                     to Compromise  $19,453        $0        $0   $19,453

         Secured long-term debt......19,743             (19,551)        0
                                                           (192)
         Stockholders' Equity:
          Common stock.............     $58                           $58
          Additional paid-in
           capital.................  32,998                        32,998
          Retained earnings
           (deficit)..............  (23,847)                      (23,847)
          Loss on sale.............          ($49,495)  $24,551   (24,944)
                                  --------- --------- --------- ---------
         Total Stockholders' Equity  $9,209  ($49,495)  $24,551  ($15,735)
                                  --------- --------- --------- ---------
       Total Liabilities and Equity $50,254  ($49,495)   $4,808    $5,567
                                  ========= ========= ========= =========


     REUNITED HOLDINGS, INC. (formerly Victoria Creations,
     Inc.), D.I.P.

     Pro Forma Statement of Operations

     The following pro forma condensed statements of operations reflect the sale on July 1, 1996 by the Compa-ny of most of its operating assets as if the sale had occurred on July 1, 1994. The pro forma adjustments column deletes the results of operations of the operating assets sold. The pro forma adjusted column reflects the estimated results of operations of the design group which was not included in the operating assets sold.

                                                    (000 omitted)
                                          ------------------------------
                                                     PRO FORMA
                                              AS      ADJUST-  PRO FORMA
         YEAR ENDED JUNE 30, 1995:         REPORTED    MENTS    ADJUSTED
                                          ---------  --------- ---------
         Net sales..........................$49,863   ($49,563)     $300
         Cost of sales......................(28,085)    27,805      (280)
         Selling, general and administrative
          expenses..........................(19,049)    19,049
         Amortization of goodwill............. (720)       720
                                           --------- --------- ---------
                    Operating Income         $2,009    ($1,989)      $20

        Interest expense.....................(3,347)    $3,347
        Royalty income........................   50        (50)
        Income taxes..........................  (25)        25
                                           --------- --------- ---------
                        Net Earnings        ($1,313)    $1,333       $20
                                           ========= ========= =========

        Average common shares outstanding.....7,800                7,800

        Net Earnings per Share...............($0.17)              $0.003



                                                    (000 omitted)
                                          ------------------------------
                                                     PRO FORMA
                                               AS     ADJUST-  PRO FORMA
         NINE MONTHS ENDED MARCH 31, 1996:  REPORTED   MENTS    ADJUSTED
                                           --------- --------- ---------
         Net sales...........................$37,451 ($37,226)     $225
         Cost of sales.......................(19,947)  19,737      (210)
         Selling, general and administrative
          expenses...........................(14,098)  14,098
         Amortization of goodwill............   (540)     540
                                           --------- --------- ---------
                    Operating Income          $2,866  ($2,851)      $15

         Interest expense.....................(1,690)  $1,690
         Royalty income......................     20      (20)
         Income taxes........................    (19)      19
                                           --------- --------- ---------
                        Net Earnings          $1,177  ($1,162)      $15
                                           ========= ========= =========

         Average common shares outstanding.....7,800              7,800

         Net Earnings per Share................$0.15             $0.002